SCHEDULE 14A
                                   INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  For Use of the Commission Only (as permitted by Rule 14a-
    6(e) (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       CNL American Properties Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (Set forth the amount on which the fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

                                 April 20, 2001

Dear Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL American Properties Fund, Inc. (the "Company") on June 15, 2001 at 10:30 a.m. at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally.

         Enclosed for your review are the 2000 Annual Report, the Notice of Annual Meeting of Stockholders, the proxy statement and the proxy card. The proxy statement gives a detailed account of the business to be conducted at the meeting. An update will also be given at the meeting on the current status of the Company.

         Regardless of the number of shares you own in the Company, it is very important that your shares be represented. Our goal is to minimize operational expenses so we ask that you please return your proxy card promptly because re-soliciting stockholders adds unnecessary costs to the Company. This year, you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by telephone, or by written proxy will ensure your representation at the annual meeting if you choose not to attend in person.

         As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote in favor of the proposed item. Please complete and return the proxy card today. Your vote counts. Thank you for your attention to this matter.

Sincerely,


/s/James M. Seneff, Jr.                     /s/Robert A. Bourne
James M. Seneff, Jr.                        Robert A. Bourne
Chairman of the Board                       Vice Chairman of the Board

                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

        Notice of 2001 Annual Meeting of Stockholders and Proxy Statement
                     Annual Meeting to be Held June 15, 2001

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL American Properties Fund, Inc. (the "Company") will be held at 10:30 a.m. local time, on June 15, 2001, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida, for the following purposes:

1.       To elect five directors; and
2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 3, 2001, will be entitled to notice of, and to vote at, the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone or Internet by following the instructions on the proxy card. It is important that your shares be voted. By voting your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                    By Order of the Board of Directors,



                                    /s/Steven D. Shackelford
                                    Steven D. Shackelford
                                    Secretary

April 20, 2001
Orlando, Florida

20

                       CNL AMERICAN PROPERTIES FUND, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801



                                 PROXY STATEMENT



         This proxy statement is furnished by the Board of Directors of CNL American Properties Fund, Inc. (the "Company"), a Maryland corporation, in connection with the solicitation by management of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 15, 2001, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on April 3, 2001, the record date, will be entitled to vote at the annual meeting.

         Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified on a proxy that is received, the proxy will be voted "FOR" each proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company that the proxy is revoked, (2) by delivery, at the annual meeting or otherwise, of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

         Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

         Solicitation of proxies will be primarily by mail. However, directors, officers and other employees of the Company also may solicit proxies, for no additional compensation, by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N. S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $4,000 plus reimbursement of reasonable out-of-pocket costs and expenses. The Company has agreed to indemnify N. S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting.

         As of the record date, April 3, 2001, 43,495,919 shares of the Company's common stock, which are referred to as the Company Shares, were outstanding. Each Company Share entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company beneficially owned in the aggregate approximately 12.0 percent of the outstanding Company Shares. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about April 20, 2001.

                                TABLE OF CONTENTS



PROPOSAL I:

    Election of Directors.............................................3
    Executive Compensation...........................................10

SECURITY OWNERSHIP...................................................13

CERTAIN TRANSACTIONS.................................................15

INDEPENDENT AUDITORS.................................................16

OTHER MATTERS........................................................16

PROPOSALS FOR NEXT ANNUAL MEETING....................................17

ANNUAL REPORT........................................................17

APPENDIX:  AUDIT COMMITTEE CHARTER...................................18

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Nominees

         The persons named below have been nominated by the Board for election as directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since May 1994. Messrs. Hostetter, Huseman and Kruse have been directors since March 1995. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years and directorships in other public corporations.

         The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                        Background

Robert A.  Bourne, 54               Mr. Bourne is a Director of
                                    the Company.  Mr. Bourne served as President
                                    of the Company  from 1994  through  February
                                    1999.  He  also  served  as  Treasurer  from
                                    February  1999 through  August 1999 and from
                                    May  1994  through  December  1994.  He also
                                    served in various  executive  positions with
                                    the  Advisor  prior to its  merger  with the
                                    Company   including,   President  from  1994
                                    through  September  1997,  and Director from
                                    1994 through  August 1999. Mr. Bourne serves
                                    as President  and Treasurer of CNL Financial
                                    Group,  Inc.  (formerly  CNL  Group,  Inc.);
                                    Director,  Vice  Chairman  of the  Board and
                                    President  of  CNL  Hospitality  Properties,
                                    Inc.,   a  public,   unlisted   real  estate
                                    investment  trust;  as well as, Director and
                                    President  of  CNL  Hospitality  Corp.,  its
                                    advisor.  In addition,  Mr. Bourne serves as
                                    Director  and  President  of CNL  Retirement
                                    Properties,  Inc., a public,  unlisted  real
                                    estate  investment  trust;  as  well  as,  a
                                    Director and  President of its advisor,  CNL
                                    Retirement Corp. Mr. Bourne also serves as a
                                    Director  of CNL  Bank.  He has  served as a
                                    Director  since 1992,  Vice  Chairman of the
                                    Board since  February  1996,  Secretary  and
                                    Treasurer  from  February 1996 through 1997,
                                    and   President   from  July  1992   through
                                    February   1996,  of  Commercial  Net  Lease
                                    Realty,   Inc.,   a   public   real   estate
                                    investment  trust  listed  on the  New  York
                                    Stock  Exchange.  Mr.  Bourne also serves as
                                    Director,   President   and   Treasurer  for
                                    various  affiliates of CNL Financial  Group,
                                    Inc. including,  CNL Investment Company, CNL
                                    Securities   Corp.  and  CNL   Institutional
                                    Advisors,   Inc.,  a  registered  investment
                                    advisor for pension  plans.  Mr.  Bourne has
                                    participated   as  a  general   partner   or
                                    co-venturer in over 100 real estate ventures
                                    involved  in  the  financing,   acquisition,
                                    construction,  and  leasing of  restaurants,
                                    office   buildings,   apartment   complexes,
                                    hotels,  and other real estate.  Mr.  Bourne
                                    began  his  career  as  a  certified  public
                                    accountant  employed  by  Coopers & Lybrand,
                                    Certified  Public  Accountants,   from  1971
                                    through 1978, where he attained the position
                                    of Tax Manager in 1975. Mr. Bourne graduated
                                    from Florida State  University in 1970 where
                                    he  received  a Bachelor  of Arts  degree in
                                    Accounting, with honors.





G.Richard  Hostetter, Esq.,61       Mr.  Hostetter
                                    has served as an Independent Director of the
                                    Company  since March 1995. He also served as
                                    a Director  of CNL  Hospitality  Properties,
                                    Inc.  from July 1997  until  February  1999.
                                    Since  September  1999,  he has  served as a
                                    Director  and a Manager of  Century  Capital
                                    Markets,  LLC,  a  sponsor  of a  commercial
                                    paper  conduit.  From 1989 through 1998, Mr.
                                    Hostetter  served as  President  and General
                                    Counsel of Mills, Ragland & Hostetter, Inc.,
                                    the corporate  general partner of MRH, L.P.,
                                    a  holding  company  involved  in  corporate
                                    acquisitions, in which he also was a general
                                    and limited partner.  Since January 1999, he
                                    has served as  President of MRH,  Inc.,  the
                                    successor  to Mills,  Ragland  &  Hostetter,
                                    Inc.,   which   operates  as  a   management
                                    consulting    firm,    primarily   under   a
                                    management agreement between Century Capital
                                    Markets LLC and MRH, Inc. Mr.  Hostetter was
                                    associated  with the law firm of Miller  and
                                    Martin of  Chattanooga,  Tennessee from 1966
                                    through  1989,  the last  ten  years of such
                                    association  as  a  senior  partner.   As  a
                                    lawyer,  he served for more than 20 years as
                                    counsel  for various  corporate  real estate
                                    groups,   fast-food   companies  and  public
                                    companies,   resulting   in  his   extensive
                                    participation in transactions  involving the
                                    sale,    lease,   and    sale/leaseback   of
                                    approximately   250  restaurant  units.  Mr.
                                    Hostetter  graduated  from the University of
                                    Georgia.  He received  his Juris Doctor from
                                    Emory  University  School of Law in 1966. He
                                    has  been   licensed  to  practice   law  in
                                    Tennessee and Georgia.

Richard C. Huseman, 62              Dr. Huseman is a professor in
                                    the College of Business Administration,  and
                                    from 1990 through  1995,  served as the Dean
                                    of the College of Business Administration of
                                    the  University  of  Central  Florida.   Dr.
                                    Huseman   served  as  a   Director   of  CNL
                                    Hospitality Properties,  Inc. from July 1997
                                    to  February  1999,  and  has  served  as  a
                                    consultant   in  the   area  of   managerial
                                    strategies   to  a  number  of  Fortune  500
                                    corporations,  including  IBM, AT&T, and 3M,
                                    as well as to several  branches  of the U.S.
                                    government, including the U.S. Department of
                                    Health   and   Human   Services,   the  U.S.
                                    Department  of  Justice,  and  the  Internal
                                    Revenue  Service.  Dr.  Huseman  received  a
                                    Bachelor  of  Arts  degree  from  Greenville
                                    College in 1961, and a Master of Arts degree
                                    and a PhD from the University of Illinois in
                                    1963 and 1965, respectively.

J.Joseph Kruse, 68                  Mr.   Kruse  has  been President  and Chief
                                    Executive  Officer  of
                                    Kruse  &  Co.,  Inc.,  a  merchant   banking
                                    company  engaged in real estate  since 1993.
                                    Mr.  Kruse  also  serves  as a  Director  of
                                    Gateway   American   Bank  of  Florida   and
                                    Chairman of Topsider Building  Systems.  Mr.
                                    Kruse   served   as  a   Director   of   CNL
                                    Hospitality Properties,  Inc. from July 1997
                                    to February 1999. Formerly,  Mr. Kruse was a
                                    Senior Vice President with Textron, Inc. for
                                    twenty years, and then served as Senior Vice
                                    President at G. William Miller & Co., a firm
                                    founded by a former  Chairman of the Federal
                                    Reserve  Board  and  the  Secretary  of  the
                                    Treasury of the United States. Mr. Kruse did
                                    evaluations  of  commercial  real estate and
                                    retail  shopping mall projects and continues
                                    to serve as counsel to the firm.  Mr.  Kruse
                                    received  a Bachelor  of  Science  degree in
                                    Education  from the University of Florida in
                                    1957  and a  Master  of  Science  degree  in
                                    Administration  in 1958 from  Florida  State
                                    University.   He  also  graduated  from  the
                                    Advanced  Management  Program of the Harvard
                                    Graduate  School of  Business  and the Aspen
                                    Institute for Humanistic Studies.

James M. Seneff, Jr., 54            Mr. Seneff has served as
                                    co-Chief  Executive  Officer since  December
                                    2000,  and a Director of the  Company  since
                                    May 1994.  Mr. Seneff has served as Chairman
                                    of the Board from 1994 to 2000, and as Chief
                                    Executive  Officer of the Company  from 1994
                                    through  August 1999.  Mr.  Seneff served as
                                    Chairman  of the Board  and Chief  Executive
                                    Officer of the Advisor  until it merged with
                                    the Company in September  1999,  and in June
                                    2000, was  re-elected to those  positions of
                                    the  Advisor.  Mr.  Seneff  is  a  principal
                                    stockholder  of  CNL  Holdings,   Inc.,  the
                                    parent company of CNL Financial Group,  Inc.
                                    (formerly  CNL Group,  Inc.),  a diversified
                                    real  estate  company,  and has  served as a
                                    Director,  Chairman  of the  Board and Chief
                                    Executive  Officer of CNL  Financial  Group,
                                    Inc.   since  its  formation  in  1980.  CNL
                                    Financial Group, Inc. is the parent company,
                                    either   directly  or   indirectly   through
                                    subsidiaries,  of CNL Real Estate  Services,
                                    Inc.,   CNL  Capital   Markets,   Inc.,  CNL
                                    Investment  Company and CNL Securities Corp.
                                    Mr.   Seneff  also  serves  as  a  Director,
                                    Chairman  of the Board  and Chief  Executive
                                    Officer of CNL Hospitality Properties, Inc.,
                                    a public,  unlisted  real estate  investment
                                    trust,  as well as, CNL  Hospitality  Corp.,
                                    its  advisor.  In  addition,  he serves as a
                                    Director,  Chairman  of the  Board and Chief
                                    Executive    Officer   of   CNL   Retirement
                                    Properties,  Inc., a public,  unlisted  real
                                    estate investment trust and its advisor, CNL
                                    Retirement  Corp. Since 1992, Mr. Seneff has
                                    also served as a  Director,  Chairman of the
                                    Board  and  Chief   Executive   Officer   of
                                    Commercial Net Lease Realty,  Inc., a public
                                    real estate  investment trust that is listed
                                    on the New York Stock  Exchange.  Mr. Seneff
                                    has also served as a  Director,  Chairman of
                                    the Board and Chief Executive Officer of CNL
                                    Securities  Corp. since 1979; CNL Investment
                                    Company  since 1990;  and CNL  Institutional
                                    Advisors,   Inc.,  a  registered  investment
                                    advisor for pension plans, since 1990. Since
                                    1971,  Mr.  Seneff  has been  active  in the
                                    acquisition,  development, and management of
                                    real  estate   projects  and,   directly  or
                                    through an affiliated  entity, has served as
                                    a general partner or co-venturer in over 100
                                    real estate  ventures.  These  ventures have
                                    involved   the    financing,    acquisition,
                                    construction,  and  leasing of  restaurants,
                                    office   buildings,   apartment   complexes,
                                    hotels,  and other real estate.  Mr.  Seneff
                                    formerly served as a Director of First Union
                                    National   Bank  of   Florida,   N.A.,   and
                                    currently  serves  as  the  Chairman  of the
                                    Board of CNL  Bank.  Mr.  Seneff  previously
                                    served on the Florida  State  Commission  on
                                    Ethics  and  is a  former  member  and  past
                                    Chairman of the State of Florida  Investment
                                    Advisory  Council,  which  recommends to the
                                    Florida Board of Administration  investments
                                    for  various  Florida  employee   retirement
                                    funds. The Florida Board of  Administration,
                                    Florida's principal  investment advisory and
                                    money   management   agency,   oversees  the
                                    investment  of  more  than  $60  billion  of
                                    retirement  funds.  Mr. Seneff  received his
                                    degree  in  Business   Administration   from
                                    Florida State University in 1968.

         In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.


Compensation of Directors

         During the year ended December 31, 2000, Messrs. Hostetter, Huseman and Kruse, Independent Directors, earned $6,000 and Messrs. Seneff and Bourne earned $3,000 for serving on the Board of Directors. Each Independent Director also received $750 per Board meeting, $750 per Audit Committee meeting, $750 per Compensation Committee meeting attended and $375 for each telephonic meeting in which the director participated. They also received $1,000 per Special Committee meeting and $500 for each telephonic Special Committee meeting in which the director participated.

         The Board of Directors met 25 times during the year ended December 31, 2000, and the average attendance by directors at Board meetings was 100 percent. Each current member attended 100 percent of the total meetings of the Board and of any committee on which he served.

Committees of the Board of Directors

         The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The current members of the Audit Committee are Messrs. Bourne, Hostetter and Kruse. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. For the year ended December 31, 2000, each of Messrs. Hostetter and Kruse met the definition of "independent" under
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. During the year ended December 31, 2000, Mr. Bourne did not meet such definition of "independent", due primarily to his service as President of the Company through February 1999. A copy of the Audit Committee's Charter is attached as Appendix A to this proxy statement. The Audit Committee met twice during the year ended December 31, 2000.

         During 1998, the Board of Directors established a Special Committee of the Board of Directors to consider the implementation of strategic alternatives. The Special Committee consists of Messrs. Hostetter, Kruse and Huseman, each being an independent member of the Company's Board of Directors having no financial interest in the implementation of certain strategic alternatives designed to increase stockholder value. The Special Committee met four times during the year ended December 31, 2000.

         The Company has a standing Compensation Committee consisting of Messrs. Seneff, Kruse and Huseman. The Compensation Committee advises the Board of Directors on all matters pertaining to future compensation programs and policies and establishes guidelines for future employee incentive and benefits programs. The Compensation Committee met four times during the year ended December 31, 2000.

         During 1999, the Board of Directors established a Nominating Committee. The Nominating Committee consists of Messrs. Seneff, Huseman and Hostetter. The Nominating Committee makes recommendations to the Board regarding the size of the Board and its makeup in terms of specific areas of expertise and diversity. The Nominating Committee also nominates candidates to fill any vacancies on the Board and will consider nominees recommended by stockholders. The Nominating Committee did not meet during the year ended December 31, 2000.








Executive Officers

         The executive officers of the Company are as follows:

         Name                             Position

CNL American Properties Fund, Inc.:
         James M. Seneff, Jr.             co-Chief Executive Officer
         Curtis B. McWilliams             co-Chief Executive Officer
         John T. Walker                   President and Chief Operating Officer
         Steven D. Shackelford            Executive Vice President, Chief
                                          Financial Officer, Secretary and
                                          Treasurer

CNL Franchise Network Corp. and CNL Restaurant Properties, Inc. are wholly-owned subsidiaries of the Company. These companies have the following senior officers:

CNL Franchise Network Corp.:
         R. Byron Carlock, Jr.            President
         Michael T. Shepardson            Executive Vice President
         Timothy J. Neville               Senior Vice President and Chief Credit
                                            Officer
         Robert W. Chapin, Jr.            Senior Vice President of Development

CNL Restaurant Properties, Inc.:
         Barry L. Goff                    President
         Michael I. Wood                  Executive Vice President and Chief
                                            Operating Officer

         Curtis B. McWilliams, age 45. Mr. McWilliams has served as co-Chief Executive Officer of the Company since December 2000. He served as Chief Executive Officer of the Company from September 1999 to December 2000. Prior to the acquisition of the CNL Restaurant Businesses, Mr. McWilliams served as President of the Company from February 1999 until September 1999. From April 1997 to February 1999, he served as Executive Vice President of the Company. Mr. McWilliams joined CNL Financial Group, Inc. (formerly CNL Group, Inc.) in April 1997 and served as an Executive Vice President until September 1999. In addition, Mr. McWilliams served as President of the Advisor and CNL Financial Services, Inc. from April 1997 until the acquisition of such entities by the Company in September 1999. From September 1983 through March 1997, Mr. McWilliams was employed by Merrill Lynch & Co. The majority of his career at Merrill Lynch & Co. was in the Investment Banking division where he served as a Managing Director. Mr. McWilliams received a B.S.E. in Chemical Engineering from Princeton University in 1977 and a Master of Business Administration degree with a concentration in finance from the University of Chicago in 1983.

         John T. Walker, age 42. Mr. Walker has served as President since September 1999 and as Chief Operating Officer since March 1995 of the Company. Mr. Walker also served as a board member of CNL Restaurant Property Services, Inc., a subsidiary of the Company, from December 1999 until December 2000.
Previously, he served as Executive Vice President of the Company from January 1996 to September 1999. Mr. Walker joined the Advisor in September 1994, as Senior Vice President responsible for Research and Development. He served as Chief Operating Officer of the Advisor from April 1995 until September 1999 and as Executive Vice President from January 1996 until September 1999, at which time it merged with the Company. Mr. Walker also served as Executive Vice President of CNL Hospitality Properties, Inc. and CNL Hospitality Corp. (formerly CNL Hospitality Advisors, Inc.) from 1997 to October 1998. From May 1992 to May 1994, he was Executive Vice President of Finance and Administration and Chief Financial Officer of Z Music, Inc., a cable television network which was subsequently acquired by Gaylord Entertainment, where he was responsible for overall financial and administrative management and planning. From January 1990 through April 1992, Mr. Walker was Chief Financial Officer of the First Baptist Church in Orlando, Florida. From April 1984 through December 1989, he was a partner in the accounting firm of Chastang, Ferrell & Walker, P.A., where he was the partner in charge of audit and consulting services, and from 1981 to 1984, Mr. Walker was a Senior Consultant/Audit Senior at Price Waterhouse. Mr. Walker is a cum laude graduate of Wake Forest University with a Bachelor of Science degree in Accountancy and is a certified public accountant.

         Steven D. Shackelford, age 37. Mr. Shackelford was promoted to Executive Vice President and Chief Financial Officer in July 2000. He served as Senior Vice President and Chief Financial Officer of the Company from January 1997 until his promotion. Mr. Shackelford also served as Secretary and Treasurer of the Company since September 1999. He also served as Chief Financial Officer of the Advisor from September 1996 to September 1999. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price
Waterhouse where he was responsible for advising foreign clients seeking to raise capital and a public listing in the United States. From August 1992 to March 1995, he was a manager in the Paris, France office of Price Waterhouse, serving several multi-national clients. Mr. Shackelford was an audit staff and senior from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr. Shackelford received a Bachelor of Arts degree in Accounting, with honors, and a Master of Business Administration degree from Florida State University and is a certified public accountant.

         R. Byron Carlock, Jr., age 38. Mr. Carlock has served as President of CNL Franchise Network Corp. since December 2000. Since January 1998, Mr. Carlock has served as Chairman of The Carlock Companies, LLC, an Atlanta based advisory firm specializing in the real estate capital markets. He was formerly the Executive Vice President and Chief Investment Officer of Post Properties, Inc., a developer and operator of multi-family and apartment communities, from June 1998 to November 2000. Prior to Post Properties, Mr. Carlock was President and Chief Operating Officer of W. B. Johnson Properties, LLC, in Atlanta, Georgia, where he directed the new investment activities of W. B. Johnson, founder of Ritz-Carlton Hotel Company and a large franchisee of Waffle House restaurants. Prior to W. B. Johnson, Mr. Carlock served as Managing Director, Capital Markets for Crow Holdings International, in Dallas, Texas. In that capacity, he was responsible for public and private equity, debt and investor relations. He also sat on the Investment Committee for Crow Holdings International. Mr. Carlock's civic and community involvement includes service on the boards of directors of Zoo Atlanta, the Atlanta Boy Choir, CHARIS Community Housing, Hope Network Ministries and the Harvard Business School Alumni Association. He also serves on the President's Development Council for Harding University and is Chairman of the Board of Heritage Preparatory School of Georgia. Mr. Carlock has a Master of Business Administration degree from Harvard Graduate School of Business Administration, did graduate study at the Chinese University of Hong Kong as a Rotary Scholar and has a Bachelor of Business Administration degree from Harding University.

         Michael T. Shepardson, age 40. Mr. Shepardson has served as Executive Vice President of CNL Franchise Network Corp. since June 2000. He has served as President of CNL Advisory Services, Inc., a subsidiary of the Company, that advises restaurant operators on merger and acquisition opportunities, since September 1998. Prior to joining CNL, Mr. Shepardson was from June 1995 to September 1998 Managing Director, Corporate Finance for CMC, Ltd., a financial and marketing boutique in the promotional products and direct marketing sectors. In this capacity, he managed all aspects of the firm's national M&A and financial consulting engagements in these sectors. He also served in a number of capacities, most recently as Senior Vice President and Senior Lender, for SunTrust Bank. Mr. Shepardson received both his Bachelor of Arts degree in Political Science and Master of Business Administration degree with a concentration in Finance from the University of Notre Dame. As part of his MBA curriculum, he studied at both the London Business School and the London School of Economics.

         Timothy J. Neville, age 52. Mr. Neville has served as Senior Vice President and Chief Credit Officer of the Company since September 1999. Mr. Neville was Senior Vice President and Chief Credit Officer of CNL Financial Services, Inc., responsible for underwriting loans and leases to select operators of top restaurant chains, from mid-1998 to September 1999. He has more than 25 years of lending and risk management experience at major financial institutions which included Barnett Banks, Inc. and its subsidiaries, Barnett Bank of Central Florida, N.A., Barnett Bank of South Florida, N.A., and The Provident Bank. From 1992 to early 1998, Mr. Neville served as Executive Vice President and Senior Credit Policy Officer at Barnett Bank, N.A. In that capacity, he was responsible for loan approval, asset quality and portfolio management of a loan portfolio totaling $1.4 billion. Prior responsibilities included management of lending departments and lending teams with various financial institutions. Mr. Neville earned a Master in Business Administration degree from Xavier University and a Bachelor of Business Administration degree from the University of Cincinnati.

         Robert W. Chapin, Jr., age 39. Mr. Chapin has served as Senior Vice President and Chief Development Officer of CNL Franchise Network Corp. He previously served in the capacity of Senior Vice President of Development for CNL Restaurant Services, Inc., which provided turnkey real estate development services on a fee for services basis exclusively to the restaurant industry. From July 1997 to June 1998, Mr. Chapin served as a full-time consultant with CNL Financial Group, Inc. (formerly CNL Group, Inc.), working on a number of strategic project initiatives. From 1994 to June 1997, Mr. Chapin served as President of Leader Enterprises, a full-service sports marketing firm representing elite athletes on a national basis in golf, football, baseball and motorsports. From 1988 to 1993, Mr. Chapin was employed by VOA Associates, a Chicago-based design and development company. He served as the Managing Principal of the Florida office of VOA, which served clients throughout the southeastern United States, South America and Southeast Asia. Mr. Chapin received his Bachelor of Science degree from Appalachian State University in North Carolina.

         Barry L. Goff, age 39. Mr. Goff has served as President of CNL Restaurant Properties, Inc. since October 2000. Since April 2000, Mr. Goff also has served as Executive Vice President of CNL Franchise Network Corp. Mr. Goff joined the Advisor in August 1998 as Chief Investment Officer and served in such position until September 1999. Following the merger of the Advisor into the Company, Mr. Goff assumed the role of Chief Investment Officer and Senior Vice President of the Company until April 2000. Prior to joining the Advisor and from 1989 to July 1998, Mr. Goff was an attorney and a shareholder of Lowndes, Drosdick, Doster, Kantor & Reed, PA., a law firm in Orlando, Florida, where he specialized in U.S. and international taxation. Prior to joining Lowndes in 1989, Mr. Goff practiced law with Loeb & Loeb in Los Angeles. Mr. Goff received his Bachelor of Science degree in Business Administration from the University of Central Florida in 1983, his Juris Doctor degree from the University of Florida in 1986 and a Master of Laws in Taxation from New York University in 1988.

         Michael I. Wood, age 39. Mr. Wood has served as Executive Vice President and Chief Operating Officer of CNL Restaurant Properties, Inc., a wholly owned subsidiary of the Company, since July 2000. From September 1999 to July 2000, Mr. Wood served as Senior Vice President of Asset Management for the Company. Mr. Wood joined the Advisor in September 1997 and was appointed Senior Vice President of Asset Management in December 1997, serving in such position until September 1999. Prior to joining the Advisor, Mr. Wood spent more than 10 years with Xerox Corporation in a variety of positions in its real estate investment and corporate real estate divisions. His most recent position with Xerox was as manager of real estate acquisitions and dispositions where he was responsible for Xerox's major real estate projects. Mr. Wood has achieved the professional designation of Certified Commercial Investment Member. He received a Bachelor of Science degree in Computer Science and a Master of Business Administration degree from the University of North Carolina at Chapel Hill.



                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the compensation earned by the Company's co-Chief Executive Officers and the next most highly compensated officers. Because the Company was externally advised by the Advisors, no annual or long-term compensation was paid by the Company to any executive officers for services rendered in all capacities to the Company during the fiscal year ended 1998, and during the eight months ended August 31, 1999.

                                                               Compensation
  Name and Principal Position             Year         Salary ($)         Bonus ($)
  ---------------------------             ----         ----------         ---------

James M. Seneff, Jr..................       2000       __                    __
   co-Chief Executive Officer*              1999       __                    __
Curtis B. McWilliams.................       2000       300,000               __
   co-Chief Executive Officer**             1999       76,923              100,000
John T. Walker.......................       2000       250,000               __
   President and Chief Operating Officer    1999       __                    __
Steven D. Shackelford................       2000      200,000              100,000
   Executive Vice President, Chief          1999       __                    __
   Financial Officer, Secretary and
   Treasurer

*Mr. Seneff assumed the co-Chief Executive Officer title on December 20, 2000, and does not draw a salary for services rendered. **Compensation paid for the period September 1, 1999 through December 31, 1999. No other officers who were serving as executive officers on December 31, 1999, received compensation in excess of $100,000.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee is comprised of Messrs. Seneff, Huseman and Kruse. The Compensation Committee determines compensation for the Company's executive officers, reviews and approves management's recommendations for the annual salaries of all the Company officers and administers any stock incentive or other compensation plans adopted by the Company, including the 1999 Performance Incentive Plan (the "Plan"). The Company's primary business objective is to maximize stockholder value over the long term. The Compensation Committee believes that the Company's compensation package must be structured in a manner that will help the Company attract and retain qualified executives and will align compensation of such executives with the interests of stockholders. The compensation package currently consists of salary, bonus and long-term compensation in the form of stock options, stock appreciation rights or restricted stock issued pursuant to the Plan.

Salary and Bonus

         Salary and bonus are determined by the Compensation Committee using a subjective evaluation process. In making determinations of salary and bonus for particular officers, including the Chief Executive Officer, the Compensation Committee considers the general performance of the Company, the officer's position, level and scope of responsibility, the officer's anticipated performance and contributions to the Company's achievement of its long-term goals, and the salary and bonus for the officer recommended by management.


         As part of its overall compensation philosophy, the Committee has determined appropriate target levels for base salary, annual incentives, long-term compensation, and total compensation. In general, the Committee has determined that total compensation should be targeted at the 50th percentile of the market but individual pay determinations will be based on individual responsibilities and contributions. To the extent the Committee determines that individual compensation levels fall below the targeted levels, the Committee will adjust these compensation levels as appropriate.

Long-Term Incentive Compensation

         The Board of Directors and the stockholders approved the Plan as the principal means of providing long-term incentives. The Compensation Committee believes that the use of equity incentives aligns the interest of executive officers with those of stockholders and promotes long-term stockholder value better than does cash alone. The Plan provides for grants of stock options, stock appreciation rights and restricted stock to key employees, directors and officers of the Company. The Compensation Committee administers the Plan and determines the participants who receive awards, the terms of the awards, the schedule for exercisability or nonforfeitability, the time and conditions for expiration of the awards, and the form of payment upon exercise. The Compensation Committee may make determinations under the Plan that are not uniform as to the participants and that do not consider whether possible participants are similarly situated. The Committee did not grant any awards under the Plan in 2000.

                                 Compensation Committee

                                 James M. Seneff, Jr.
                                 Richard C. Huseman
                                 J. Joseph Kruse

Compensation Committee Interlocks and Insider Participation

         Currently, Messrs. Huseman and Kruse are not officers or employees of the Company. Mr. Seneff serves as co-Chief Executive Officer but does not receive compensation for serving in such office.

                             AUDIT COMMITTEE REPORT

         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

         Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000, with the management of the Company.

Review and  Discussions  with  Independent  Auditors.  The Audit  Committee  has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

         Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form
10-K for the fiscal year ended December 31, 2000, for filing with the Commission.

                                                Audit Committee

                                                Robert A. Bourne
                                                J. Joseph Kruse
                                                G. Richard Hostetter

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 3, 2001, the number and percentage of Company Shares beneficially owned by (i) each person or entity known by the Company to own beneficially 5% or more of the outstanding Company Shares, (ii) the named officers, (iii) the directors, and (iv) all executive officers and directors, as a group. Unless otherwise noted below, the persons named in the table have the sole voting and sole investment power with respect to each of the shares beneficially owned by them. The address of the named officers and directors, unless otherwise noted, is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                                                                       Number of                  Percent of
                                                                   Company Shares                 Company
    Name and Address of Beneficial Owner                          Beneficially Owned          Shares Outstanding

James M. Seneff, Jr...........................................          3,794,147(2)               8.6%

Robert A. Bourne..............................................            988,108(3)               2.3%

Curtis B. McWilliams..........................................            290,322(4)               (1)

John T. Walker................................................            172,114(5)               (1)

Steven D. Shackelford.........................................             26,600(6)               (1)

G. Richard Hostetter..........................................              2,739                  (1)
SunTrust Bank of Chattanooga, N.A.
P.O. Box 1638
Mail Code M0321
Chattanooga, TN 37401

J. Joseph Kruse...............................................                 __                   __
494 Woonasquatucket Avenue, Unit 114
North Providence, RI  02911

Richard C. Huseman............................................                 __                   __
3504 Lake Lynda Drive, Suite 100A
Orlando, FL 32817

All executive officers and directors as
a group (8 persons)...........................................          5,274,030                  12.0%

(1) Less than 1%

(2) Includes 478,709 shares owned by CNL Financial Group, Inc. in which Mr. Seneff and his spouse own 100%. In addition, 26,819 of these shares are held by two trusts of which Mr. Seneff's brother-in-law serves as trustee. Mr. Seneff disclaims beneficial ownership of the shares held in the trusts. Finally, 163,143 of the shares represent shares issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain performance criteria contained in the transaction documents.

(3) Includes 19,842 shares held in trust of which Mr. Bourne's personal attorney and a fellow business associate serve as trustees. Mr. Bourne disclaims beneficial ownership of the shares held in the trusts. 41,895 of the shares represent shares issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain performance criteria contained in the transaction documents.

(4) Of these shares, 12,310 shares were issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain performance criteria contained in the transaction documents.

(5) Of these shares, 7,298 shares were issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain performance criteria contained in the transaction documents.

(6) Of these shares, 1,128 shares were issued by the Company in connection with the Company's acquisition of the CNL Restaurant Financial Services Group which are held in escrow pending the attainment of certain performance criteria contained in the transaction documents.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

         Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for the last fiscal year, the Company believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2000, except James M. Seneff, Jr. and Robert A. Bourne, who were late filing one Form 4 reporting a purchase of 250 shares and 250 shares, respectively, of the Company's Common Stock in single transactions.

                              CERTAIN TRANSACTIONS

         CNL Securities Corp. is entitled to receive, in connection with each common stock offering, a soliciting dealer servicing fee payable annually by the Company beginning on December 31 of the year following the year in which each offering terminated in the amount of 0.20% of the stockholders' investment in the Company in connection with such offering. CNL Securities Corp. in turn may reallow all or a portion of such fee to broker-dealers whose clients purchased shares in such offering and held shares on such date. During 2000, the Company incurred $1,493,436 of such fees, all of which were reallowed. The soliciting dealer servicing fee will terminate as of the beginning of any year in which the Company is liquidated or the shares become listed on a national securities exchange or over-the-counter market.

         CNL Financial Group, Inc. and CNL Shared Services, Inc. related affiliates, provide certain administrative services (including services for tax and regulatory compliance, stockholder distributions and reporting, investor relations, human resources, pay services, purchasing and information technology) to the Company on a day-to-day basis. The costs incurred related to these functions were $4,491,980 for the year ended December 31, 2000.

         As of December 31, 2000, the Company was in the process of finalizing a lease agreement for its office space (the "Lease") with an affiliate of James M. Seneff, Jr., the Company's Chairman of the Board. The Lease provides for rent in the amount of approximately $1,015,000 per year, with a three percent increase annually, expiring in October 2014. The Company made rental payments during the year ended December 31, 2000, of approximately $835,000.

         Mortgage loans held for sale includes a $6,969,498 receivable from CNL Restaurant Investors Properties, LLC ("CRIP"), a related party under common control, as of December 31, 2000. Borrowings are utilized by CRIP to acquire or construct assets for lease under operating and capital lease agreements to qualified third party entities. The Company's receivable from CRIP is recorded at cost and is collateralized by CRIP's assets under lease. Interest is payable at rates ranging from 9.1 percent to 9.2 percent. Amounts are repayable to the Company in accordance with the monthly maturities specified in the lease agreements entered into by CRIP and qualified third-party entities. For the year ended December 31, 2000, the Company recorded interest income of $150,488.

         Equipment and other notes receivable includes a $4,264,358 receivable from CNL Restaurant Property Services, Inc. ("Development"), a related party under common control, as of December 31, 2000. Borrowings are utilized by Development to acquire or construct assets for lease under operating and capital lease agreements to qualified third party entities. The Company's receivable from Development is recorded at cost and is collateralized by Development's assets under lease. Interest is payable at a rate of prime plus 1.0 percent. The interest rate was 10.5 percent as of December 31, 2000. Amounts are repayable to the Company on or before April 2002. For the year ended December 31, 2000, the Company recorded interest income of $216,714.

         The Company, through the acquisition of the Advisor on September 1, 1999, provides certain services relating to management of related parties and their properties pursuant to management agreements. Under these agreements, the Company is responsible for collecting rental payments, inspecting the properties and the tenants' books and records, assisting in responding to tenant inquiries and notices and providing information to the related parties about the status of the leases and the properties. For these services, the related parties have agreed to pay the Company an annual fee. For the year ended December 31, 2000, the Company earned $1,560,136 of such fees.

                              INDEPENDENT AUDITORS

         Upon recommendation of and approval by the Board, including the Independent Directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

         The following table outlines the fees paid or accrued by the Company for the audit and other services provided by PriceWaterhouseCoopers LLP for 2000.

         Audit Fees (1)                                   $ 76,531
         All Other Fees (2)                               $384,407
         Financial Information Systems Design
            and Implementation Fees                       $     0
                                                   ----------------------

         Total                                            $460,938
                                                   =================

(1) Audit services of PriceWaterhouseCoopers LLP for 2000 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2) All Other Fees include $191,400 relating to the restructure of the business into two operating segments following the alliance with Bank of America, $85,000 relating to execution of securitizations, tax consulting and compliance services and other services.

         The Audit Committee of the Board of Directors has considered whether the provision of the services described under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he, she or they determine to be in the best interests of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2002 has to be received at the Company's office at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801, no later than December 21, 2001.

         Under the Company's bylaws, a stockholder must comply with certain procedures to nominate directors or to propose other matters to be considered at an annual meeting of stockholders. These procedures provide that the stockholders desiring to make nominations for directors or to bring a proper subject before a meeting must do so by notice timely delivered to the Company's Secretary. To be timely, the Secretary must receive the notice at the Company's principal executive offices not less than 60 days nor more than 90 days before the anniversary of the preceding year's annual meeting of stockholders. In the case of the Company's annual meeting of stockholders in 2002, the Company's Secretary must receive notice of any such proposal no earlier than March 17, 2002, and no later than April 16, 2002 (other than proposals intended to be included in the proxy statement and form of proxy which, as noted above, have to be received by December 21, 2001). Generally, such notice must set forth: (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and the class and number of Company Shares which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the bylaws shall be disregarded. A copy of the bylaws may be obtained without charge on written request addressed to CNL American Properties Fund, Inc., Attn. Corporate Secretary, CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000, accompanies this Proxy Statement.

                                    By Order of the Board of Directors,


                                    /s/Steven D. Shackelford
                                    Steven D. Shackelford
                                    Secretary

April 20, 2001
Orlando, Florida

                                   APPENDIX A

                       CNL AMERICAN PROPERTIES FUND, INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER


MISSION STATEMENT

The Audit Committee will assist the Board of Directors of CNL American Properties Fund, Inc. in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the Code of Conduct. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management, and the internal and external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the Company's business, operations, and risks.

ORGANIZATION

o The Audit Committee will consist of no fewer than three members that are independent board members not involved in the operations of the company.
o The Audit Committee members shall be selected based on their experience and expertise and shall include individuals with a basic understanding of accounting practices and procedures.
o Meetings shall be held as frequently as circumstances dictate but will generally include at least one meeting that includes the independent accountants prior to the commencement of their year-end procedures and one meeting to review the results of the annual audit process.
o The chair of the Audit Committee shall be appointed on an annual basis through unanimous consent of the board members.

ROLES AND RESPONSIBILITIES
Internal Control
o Evaluate whether management is setting the appropriate tone by communicating the importance of internal control and ensuring that all associates possess an understanding of their roles and responsibilities.
o Focus on the extent to which internal and external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.
o Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management.
o Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

Financial Reporting
General

o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.
o Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks.

Annual Financial Statements

o Review the annual financial statements and determine whether they are complete and consistent with the information known to Audit Committee members; assess whether the financial statements reflect appropriate accounting principles.
o Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.
o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow-moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies.
o Meet with management and the external auditors to review the financial statements and the results of the audit.
o Consider management's handling of proposed audit adjustments identified by the external auditors.
o Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations.
o Ensure that the external auditors communicate certain required matters to the committee.

Interim Financial Statements

o Be briefed on how management develops and summarizes quarterly financial information, the extent of internal audit involvement, the extent to which the external auditors review quarterly financial information and whether that review is performed on a pre- or post-issuance basis.
o    To  gain  insight  into  the  fairness  of  the  interim   statements   and
     disclosures, obtain explanations from management and from the internal and external auditors on whether:
o Actual financial results for the quarter or interim period varied significantly from budgeted or projected results.
o Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company's operations and financing practices.
     o Generally accepted accounting principles have been consistently applied.
     o There are any actual or proposed changes in accounting or financial reporting practices.
     o   There are any significant or unusual events or transactions.
     o The Company's financial and operating controls are functioning effectively.
     o The Company has complied with the terms of loan agreements or security indentures.
     o The interim financial statements contain adequate and appropriate disclosures.
o Ensure that the external auditors communicate certain required matters to the Audit Committee.

Compliance with Laws and Regulations

o Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.
o Periodically obtain updates from management, general counsel, and tax director regarding compliance.
o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements.
o Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission.

Compliance with Code of Conduct

o Ensure that a code of conduct is formalized in writing and that all employees are aware of it.
o Evaluate whether management is setting the appropriate tone by communicating the importance of the Code of Conduct and the Guidelines for Acceptable Business Practices.
o    Review the program for monitoring compliance with the Code of Conduct.
o Periodically obtain updates from management and general counsel regarding compliance.

External Audit

o    Review the external auditors' proposed audit scope and approach.
o Review the performance of the external auditors and recommend to the Board of Directors the appointment or discharge of the external auditors.
o Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' assertion of their independence in accordance with professional standards.

Other Responsibilities

o Meet with the external auditors, director on internal audit and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately.
o Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis.
o Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.
o Review the policies and procedures in effect for considering officers' expenses and perquisites.
o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.
o    Perform other oversight functions as requested by the full board.
o Review and update the charter; receive approval of changes from the Board of Directors.

REPORTING RESPONSIBILITIES

o Regularly update the Board of Directors about Audit Committee activities and make appropriate recommendations.

                       CNL AMERICAN PROPERTIES FUND, INC.
                         Annual Meeting of Stockholders

                          VOTE BY TELEPHONE OR INTERNET
(OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY MAIL IN THE ENCLOSED
 ENVELOPE)

You may vote either by mail, by telephone or by Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail.

--------------------------------------------------------------------------------

CALL TOLL FREE 1-888-216-1317 ANY TIME ON A TOUCH-TONE TELEPHONE. THERE IS NO CHARGE TO YOU FOR THE CALL. PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL FREE NUMBER.

Enter the 7-digit control number located below, FOLLOWED BY THE # SIGN.

Option #1:        To vote as the Board of Directors recommends on
                  ALL proposals:  Press 1

                  When asked, please confirm your vote by pressing 1

Option #2:        If you choose to vote on each proposal separately:
                  Press 2 and follow the recorded instructions

--------------------------------------------------------------------------------
TO VOTE BY PHONE:


TO VOTE BY INTERNET: The Web address is https://www.proxyvotenow.com/cnl

   If you vote by telephone or Internet, please DO NOT mail back the proxy card.






                              THANK YOU FOR VOTING!




                              CONTROL NUMBER FOR
                              TELEPHONIC/INTERNET VOTING

                   FOLD AND DETACH HERE AND READ REVERSE SIDE
--------------------------------------------------------------------------------



The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL American Properties Fund, Inc., the "Company," which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 15, 2001, at 10:30 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated April 20, 2001, a copy of which has been received by the undersigned, as follows:

            Please complete, date and sign this proxy card and return it in the accompanying envelope.


                                         DATE:______________________, 2001



                                         SIGNATURE(S)



                                         SIGNATURE(S)


                                         IMPORTANT: Please sign exactly as name
                                         appears hereon.  Joint owners should
                                         each sign personally.  Trustees and
                                         others signing in a representative or
                                         fiduciary capacity should indicate
                                         their full titles in such capacity.







                   FOLD AND DETACH HERE AND READ REVERSE SIDE
--------------------------------------------------------------------------------



                       CNL AMERICAN PROPERTIES FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    This Proxy will be voted as directed. If no direction is given, it will be voted "FOR" the matters stated.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.     Election of Five Directors:(01) Robert A. Bourne;(02)G.Richard Hostetter;
            (03) Richard C. Huseman;(04)J.Joseph Kruse;(05) James M. Seneff, Jr.

|_|  FOR all listed nominees            |_|  WITHHOLD AUTHORITY to vote for all
                                             listed nominees

|_|LISTED NOMINEES except for the following (Instructions: To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) in the space provided.):


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


Please indicate whether you will attend the Annual Meeting of Stockholders in Orlando on June 15, 2001. |_| I plan to attend the Annual Meeting

For your convenience and to help us reduce postage and tabulation costs, vote your proxy by telephone or over the Internet.
And most importantly...

Please Vote!

Read the enclosed materials...
Enclosed you will find the  following  information  for the  Annual  Meeting  of
         Stockholders: o 2000 Annual Report o Proxy Statement that discusses the proposal being voted o Proxy Card

Complete the proxy card and return by mail...
Please review and vote on the proposal listed on the proxy card. Simply cast your vote on the proposal, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.
 ...Or vote by telephone...
For your convenience, you may grant your proxy by telephone. Please refer to the proxy card for telephonic instructions and have your 7-digit control number located on the proxy card available.
 ...Or vote over the Internet...
Review the proposal listed on the proxy card. Have your 7-digit control number located on the proxy card available.
Point your browser to: https://www.proxyvotenow.com/cnl and follow instructions on the website.

For assistance...
If you have any questions or need assistance in completing your proxy card, please call our information agent, N.S. Taylor & Associates, Inc., toll free at 1-866-588-8700.

Mail the proxy card today.
We encourage you to cast your vote promptly, so we can avoid additional costs soliciting your vote. If you voted by telephone or over the Internet, please DO NOT mail back the proxy card.

Thank You!
We appreciate your participation and support. Again, please be sure to vote. Your vote is important!